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                                                                    Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-73026) and S-8 (333-09165, 333-49231, 333-90845,
333-51684, and 333-67982) of Genesee & Wyoming Inc. of our report dated February 21, 2005 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.

Ernst & Young
Perth, Australia
March 11, 2005